SUBSCRIPTION FORM

To:  IMAGING PET TECHNOLOGIES, INC.
(Hereinafter referred to as the "Company")

And to: THE DIRECTORS THEREOF

All capitalized terms used in this subscription form have the meanings provided in the Confidential Information Memorandum dated March 2006 of the Company (the “Memorandum”).

1.
The undersigned hereby irrevocably subscribes for_____ units in the capital of the Company (the “Subscribed Units”) for a subscription price of $50,000 per Subscribed Unit on the terms and conditions described in the Memorandum.

2.
The undersigned hereby irrevocably agrees to pay the subscription price of $50,000 for each Subscribed Unit and encloses a cheque for good funds payable to Imaging PET Technologies, Inc., or to Zak Muscovitch in trust for Imaging PET Technologies, Inc. if a wire transfer, in the amount of $50,000 times_____ Subscribed Units for a total subscription price of $_____.

3.
This subscription may be accepted in whole or in part and will be binding on the undersigned only if the Company has accepted it. The undersigned acknowledges that participation in the Company's offering of convertible units of the Company pursuant to the Memorandum is subject to acceptance of this subscription by the Company and to certain other conditions set forth in the Memorandum.

4.	The undersigned subscriber represents, warrants, covenants and agrees that the undersigned:

(a)	is purchasing the Subscribed as principal;

(b)	is an “accredited investor” within the meaning of applicable harmonized rules of National Instrument 45-106 for all Provinces and Territories of Canada attached hereto as Exhibit “A”;

(c)	is purchasing the Subscribed Units for investment purposes and not with a view to their resale or distribution;

(d)
is a resident of ☐ Alberta, ☐ British Columbia, ☐ Ontario, ☐ Saskatchewan, ☐ Manitoba, ☐ Nova Scotia, ☐ Prince Edward Island, ☐ Newfoundland or ☐ Northwest Territories for purposes of applicable securities laws;

(e)
if the subscriber is a corporation, the subscriber is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this subscription form and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof. If the subscriber is a partnership, syndicate or other form of unincorporated organization, the subscriber has the necessary legal capacity and authority to execute and deliver this subscription form and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof. If the subscriber is a natural person, he or she has obtained the age of majority and is legally competent to execute this subscription form and to take all actions required pursuant thereto.

(f)	is not a “non-Canadian” as that expression is defined in the Investment Canada Act (Canada) or a “non-resident” as that expression is defined in the Income Tax Act (Canada)

In addition, the undersigned:

(a)
acknowledges that he or she is an investor who, by virtue of his or her net worth and investment experience is able to evaluate an investment in the Subscribed Units on the basis of the information contained in the Memorandum;

(b)
acknowledges that the common units offered pursuant to the Memorandum are being sold pursuant to certain private placement exemptions and will therefore be subject to certain resale restrictions (including “restricted and seasoning periods”) under applicable securities legislation. The subscriber further acknowledges that he, she or it understands that the Company is not currently a “reporting issuer” under the securities laws of any Province in Canada, that there is no public market for the Subscribed Units and that holders of Subscribed Units may not be able to sell such securities for an indefinite period of time without a prospectus being filed and a receipt obtained therefor. The subscriber also acknowledges having been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible for complying with such restrictions (and the Company is not in any manner responsible for ensuring compliance by the subscriber with such resale restrictions). The subscriber also acknowledges that the share certificates evidencing the Subscribed Units will have the following legend:

“Unless permitted under securities legislation, the holder of the securities shall not trade the securities before the earlier of (i) the date that is 12 months and a day after the date the issuer first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec, PEI, Newfoundland and Saskatchewan, if the issuer is a SEDAR filer; and (ii) the date that is 12 months and a day after the later of (A) the distribution date, and (B) the date the issuer became a reporting issuer in the local jurisdiction of the purchaser of the securities that are the subject of the trade.”

(c)	agrees to comply with all applicable securities legislation in connection with the purchase, holding and resale of any Subscribed Units purchased pursuant to the Memorandum;

(d)	agrees to execute all necessary documents; and

(e)
acknowledges, represents, warrants and certifies that he, she or it has considered and understands the contents of the certificate contained in Exhibit "B" to this Subscription Form and that the information contained in the duly executed certificate is true, complete and accurate, and may be relied upon by the Company.

5.
The undersigned, desiring to subscribe for and purchase the Subscribed Units and to become a shareholder in the Company, hereby acknowledges that (a) the undersigned has received, reviewed and fully understands the Memorandum; (b) other than the Memorandum, he, she or it has not received, nor has he, she or it requested or agreed to receive, any document purporting to describe the business and affairs of the company that was prepared primarily for delivery and to review by prospective purchasers of common units so as to assist them in making an investment decision in respect of the Subscribed Units; (c) his, her or its decision in respect of the Subscribed Units has not been based upon any verbal or written representations as to fact or otherwise, other than those contained in the Memorandum, made by or on behalf of the Company, and his, her or its decision is based entirely upon publicly available information concerning the Company and the Memorandum; (d) the sale of the Subscribed Units was not accompanied by any general solicitation or general advertisement in printed media or over radio or television; and (e) the Subscribed Units are otherwise subject to the terms and conditions contained in the articles of the Company.

6.
The undersigned agrees to maintain in strictest confidence and not to disseminate the Memorandum or any other information provided to the undersigned by or on behalf of the Company (except where necessary to the undersigned's advisors from whom the undersigned shall in turn require the same commitment) and not to make use of the same other than for the purpose of deciding whether or not to subscribe for common units of the Company.

7.	This subscription form and the subscription for the Subscribed Units are governed by the laws of the Province of Ontario.

8.
The Company provided to the Subscriber the Information Statement attached as Exhibit C hereto at least 4 days prior to the acceptance of this subscription as evidenced on the signature page of this agreement.

SIGNED, SEALED AND DELIVERED ________________________________at in the Province of ______________

this_________day of__________, 2006.

WITNESS	SUBSCRIBER (IF AN INDIVIDUAL)

NAME

ADDRESS

PHONE NUMBER

CORPORATE NAME OF SUBSCRIBER (IF A CORPORATION)

This subscription is hereby accepted by the company on the____ day of_______, 2006.

IMAGING PET TECHNOLOGIES, INC.

Per:
AUTHORIZED SIGNATORY

EXHIBIT "A"
TO
IMAGING PET TECHNOLOGIES, INC.
SUBSCRIPTION AGREEMENT

NATIONAL INSTRUMENT 45-106 PROSPECTUS AND REGISTRATION EXEMPTIONS TO INCLUDE ONTARIO 45-501 CAPITAL RAISING EXEMPTIONS

DEFINITION OF "ACCREDITED INVESTOR"- SECTION 1.1

“accredited investor” means:

(a)    a Canadian financial institution, or a Schedule III bank,

(b)    the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(c)    a subsidiary of any person referred to in paragraphs (a) or (b),if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

(d)    a person registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

(e)    an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

(f)             the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

(g)            a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de File de Montreal or an intermunicipal management board in Quebec,

(h)   any national, federal, state, provincial, territorial or municipal government of or any foreign jurisdiction, or any agency of that government,

(i)    a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

(j)    an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate value that before taxes, but net of any related liabilities, exceeds $1,000,000,

(k)    an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

(l)    an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

(m)           a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

(n)    an investment fund that distributes or has distributed its securities only to,

i.	a person that is or was an accredited investor at the time of the distribution,

ii.	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds], or

iii.	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

(o)    an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

(p)    a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

(q)    a person acting on behalf of a fully managed account managed by that person, if that person,

i.	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

ii.	in Ontario, is purchasing a security that is not a security of an investment fund;

(r)             a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

(s)    an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

(t)             a person in respect of which all of the owners of interests., direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

(u)    an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

(v)    a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as,

i.	an accredited investor, or

ii.	an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, a deposit or evidence of a deposit that is not a security for the purposes of securities legislation;

“mutual fund” includes an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer of the securities;

“non-redeemable investment fund” means an issuer

(a)    whose primary purpose is to invest money provided by its security holders;

(b)    that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and

“related liabilities” means

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b)	liabilities that are secured by financial assets;

EXHIBIT “B”
TO
IMAGING PET TECHNOLOGIES, INC.
SUBSCRIPTION AGREEMENT

SUBSCRIBER CERTIFICATE

The undersigned has considered the requirements of the harmonized rules of National Instrument 45-106 Prospectus and Registration Exemption annexed to this subscription as Exhibit “A” (the “Rules”) and the definitions of the term “accredited investor”contained therein. Having regard to all of the circumstances of the undersigned and the requirements of the Rules, the undersigned hereby represents, warrants, acknowledges and certifies that the undersigned is an "accredited investor" within the meaning of the Rules applicable to the jurisdiction of the residence/domicile of the undersigned and that the undersigned has indicated, by checking the appropriate boxes below, all of the specific categories of “accredited investor”applicable to the undersigned.

The undersigned certifies that the undersigned is:

☐	(a) a Canadian financial institution, or a Schedule, III bank,

☐	(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

☐
(c)    a subsidiary of any person referred to in paragraphs {a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

☐
(d)           a person registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(e) an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

☐	(f) the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

☐
(g)           a municipality, public board or commission in Canada and a metropolitan community, school board, the Comite de gestion de la taxe scolaire de File de Montreal or an intermunicipal management board in Quebec,

☐	(h) any national, federal, state, provincial, territorial or municipal government of or any foreign jurisdiction, or any agency of that government,

☐	(i) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

☐
(j)             an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate value that before taxes, but net of any related liabilities, exceeds $1,000,000,

☐
(k)            an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

☐	(l) an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

☐	(m) a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements,

☐	(n) an investment fund that distributes or has distributed its securities only to,

	i.	a person that is or was an accredited investor at the time of the distribution,

	ii.	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds], or

	iii.	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

☐
(o)           an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt,

☐
(p)           a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(q) a person acting on behalf of a fully managed account managed by that person, if that person,

	i.	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

	ii.	in Ontario, is purchasing a security that is not a security of an investment fund;

☐
(r)    a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(s) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

☐
(t)            a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(u) an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(v) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as,

	i.	an accredited investor, or

	ii.	an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

Provincial Private Placement Restrictions:

Residents of Prince Edward Island (PEI) are not permitted to participate beyond $10,000 per private placement as an Accredited Investor. However, if a resident of PEI chooses to participate as a Sophisticated Investor, then the resident must make a minimum investment of no less than $150,000.